UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): April 2, 2007
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645	74-1787539
(Commission File Number)	(IRS Employer Identification No.)
200 E. Basse Rd.
San Antonio, TX 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
     Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 2, 2007, the Board of Directors of Clear Channel Communications, Inc. (the “Company”) approved an amendment to the Seventh Amended and Restated By-Laws of the Company.
     The amendment to the Seventh Amended and Restated By-Laws of the Company amended Article II, Section 2 of the Company’s bylaws to eliminate the requirement that the annual meeting of the Company’s shareholders be held during the month of April. The amendment provides that the date, time and location of the annual meeting of the Company’s shareholders will be selected by the Company’s Board of Directors.
     The amendment to the Seventh Amended and Restated By-Laws of the Company is effective as of April 2, 2007. The foregoing description of the amendment to the Company’s bylaws is not complete and is qualified in its entirety by reference to the text of the amendment to the bylaws of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
     Item 9.01 Financial Statements and Exhibits.
     (d)   Exhibits.
     The following exhibits are filed as part of this Report:

Exhibit Number	Description

3.1	First Amendment to the Seventh Amended and Restated By-Laws of Clear Channel Communications, Inc. dated April 2, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: April 5, 2007	By:	/s/ Herbert W. Hill, Jr.
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer